Exhibit 4.1

NUMBER	___________ SHARES
_______

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP________________

THIS CERTIFIES THAT _____________________________________________

IS THE OWNER OF _____________________________________________________________

FULLY PAID AND NON−ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH
OF THE COMMON STOCK OF

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.
(THE "COMPANY")

TRANSFERABLE ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THE COMPANY WILL BE FORCED TO REDEEM ALL OF ITS SHARES OF COMMON STOCK IF IT IS UNABLE TO COMPLETE A BUSINESS COMBINATION BY _______, 20__ [21 MONTHS FROM THE DATE OF THE DATE OF THE COMPANY’S FINAL PROSPECTUS] ALL AS MORE FULLY DESCRIBED IN THE COMPANY'S FINAL PROSPECTUS DATED _____, 2013. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

[Corporate Seal Delaware]

By:
	President		Secretary

By:
Transfer Agent

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Exhibit 4.1

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM −	as tenants in common	UNIF GIFT MIN ACT − ______Custodian ______
TEN ENT −	as tenants by the entireties	(Cust) (Minor)
JT TEN −	as joint tenants with	under Uniform Gifts to
	right of survivorship and	Minors Act __________
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

Global Defense & National Security Systems, Inc. (the “Company”) will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Company and all amendments thereto and resolutions of the Board of Directors providing for the issue of securities (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

FOR VALUE RECEIVED, ___________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

(PLEASE PRINT OR TYPEWRITE NAME(S) AND ADDRESS(ES), INCLUDING ZIP CODE, OF ASSIGNEE(S)

_____________________________________________________________________ SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

_________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN

ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND

CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM,

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION.

RULE 17Ad−15).

The holder of this certificate shall be entitled to receive funds from the trust account established by the Company (the “Trust Account”) only in the event of the Company’s liquidation or redemption because it does not merge with, engage in a share exchange with, purchase all or substantially all of the assets of, or engage in any other similar business combination with one or more businesses or assets (a “Business Combination”), or if the holder seeks to convert his respective shares into cash in connection with a stockholder vote to approve a proposed Business Combination or in connection with a tender offer setting forth the details of a proposed Business Combination. In no other circumstances shall the holder have any right or interest of any kind in or to the Trust Account.

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